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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to inclusion in this Amendment No. 1 to Registration Statements on Form S-1 (File No. 333-4458) of our report dated June 3, 1996 on our audits of the financial statements of Multiple Zones International, Inc. We also consent to the reference to our firm under the caption "Experts."

                                                        Coopers & Lybrand L.L.P.

Seattle, Washington
June 4, 1996